UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 12, 2017

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Winnebago Industries, ("the Company") held its annual meeting of shareholders (the “Annual Meeting”) on December 12, 2017. At the Annual Meeting, the Company's shareholders were asked to vote on five proposals: (1) the election of two Class II directors and two Class III directors, (2)  the advisory approval of executive compensation, (3) the approval of the Employee Stock Purchase Plan, (4) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountant for the fiscal year ending August 25, 2018, and (5) the advisory approval of the frequency of the advisory vote of executive compensation. The results of the shareholder vote are set forth below.
Item 1 - Election of Directors.
Company shareholders elected the following nominees: Richard D. Moss and John M. Murabito as Class II directors to hold office until the annual meeting of shareholders to be held following the Company's 2019 fiscal year or until their respective successors are duly elected and qualified; and William C. Fisher and Michael J. Happe, as Class III directors to hold office until the annual meeting of shareholders to be held following the Company's 2020 fiscal year or until their respective successors are duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Richard D. Moss	23,212,023	96,577	3,712,297
John M. Murabito	23,201,150	107,450	3,712,297
William C. Fisher	23,214,020	94,580	3,712,297
Michael J. Happe	23,209,078	99,522	3,712,297
Item 2 - Advisory Approval Vote on Executive Compensation (the “Say on Pay” Vote).
Company shareholders approved, on an advisory basis, the compensation of certain executives as disclosed in the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,963,652	203,611	141,337	3,712,297
Item 3 - Approval Vote on the Employee Stock Purchase Plan.
Company shareholders approved the Employee Stock Purchase Plan as disclosed in the Appendix B in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,116,524	58,908	133,168	3,712,297
Item 4 - Ratification of the Appointment of Independent Registered Public Accountants for the Fiscal Year Ending August 25, 2018.
Company shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending August 25, 2018, as set forth below:

Votes For	Votes Against	Abstentions
26,512,742	372,842	135,313
Item 5 - Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation (the “Say on Pay”) Vote.
Company shareholders approved, on an advisory basis, the frequency of the advisory vote on executive compensation as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
18,531,181	98,697	4,427,156	251,566	3,712,297

Item 7.01 Regulation FD Disclosure, Item 8.01 Other Events.

The Company is filing herewith a press release issued on December 13, 2017, as Exhibit 99.1 which is included herein. The press release was issued to report that on December 13, 2017, the Board of Winnebago Industries, Inc. approved a quarterly cash dividend of $0.10 per share of common stock, payable on January 24, 2018 to shareholders of record at the close of business on January 10, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	News Release of Winnebago Industries, Inc. dated December 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.
(Registrant)

Date:	December 13, 2017	By:	/s/ Scott C. Folkers
		Name:	Scott C. Folkers
		Title:	Vice President, General Counsel and Secretary

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